UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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EMBARCADERO TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 1, 2005

To Our Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders of Embarcadero Technologies, Inc. to be held at the Company’s offices at 100 California Street, 12th floor, San Francisco, California 94111, on Thursday, July 14, 2005, at 2:00 p.m. local time.

The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting of Stockholders and Proxy Statement.

The Board of Directors appreciates and encourages stockholder participation in the Company’s affairs and invites you to attend the meeting in person. It is important, however, that your shares be represented at the annual meeting in any event and for that reason we ask that whether or not you expect to attend the meeting, you take a moment to complete, date, sign and return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We thank you for your support and look forward to seeing you at the meeting.

Sincerely,

Stephen R. Wong Chairman, President and Chief Executive Officer

EMBARCADERO TECHNOLOGIES, INC.

100 California Street, 12th Floor

San Francisco, California 94111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 14, 2005

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Embarcadero Technologies, Inc., a Delaware corporation (the “Company”), will be held at held at the Company’s offices at 100 California Street, 12th Floor, San Francisco, California 94111, on Thursday, July 14, 2005, at 2:00 p.m. local time, for the following purposes:

1.	To elect two Class II Directors of the Company to serve on the Board of Directors for a three-year term and until their successors are elected and qualified. The Company’s Board of Directors intends to present Michael J. Roberts and Samuel T. Spadafora for election as directors.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005.

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on May 25, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

By Order of the Board of Directors

Stephen C. Ferruolo
Secretary

San Francisco, California

June 1, 2005

YOUR VOTE IS IMPORTANT!

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

EMBARCADERO TECHNOLOGIES, INC.

100 California Street, 12th Floor

San Francisco, CA 94111

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 14, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Embarcadero Technologies, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of stockholders of the Company to be held on July 14, 2005 at 2:00 p.m. local time, or at any adjournment or postponement of the meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting. The annual meeting will be held at the Company’s offices at 100 California Street, 12th floor, San Francisco, California 94111. The Company’s telephone number is (415) 834-3131.

These proxy solicitation materials, together with the Company’s 2004 Annual Report, are being mailed on or about June 1, 2005 to all stockholders of record on May 25, 2005.

Record Date

Stockholders of record at the close of business on May 25, 2005 (the “Record Date”) are entitled to notice of, and to vote at, the meeting. Stockholders who hold shares of the Company in “street name” may vote at the annual meeting only if they hold a valid proxy from their broker. At the Record Date, approximately 26,342,384 shares of the Company’s common stock were issued and outstanding.

Voting and Solicitation

Holders of the Company’s common stock are entitled to one vote for each share held as of the record date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company which are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards.

If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted:

•	for the nominees to the Board of Directors listed on the proxy card and in this Proxy Statement; and

•	for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

The Company is not aware, as of the date hereof, of any matters to be voted upon at the annual meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the annual meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile or other method. No additional compensation will be paid for such services. Costs of solicitation, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any other information furnished to the stockholders, will be borne by the Company. The Company may reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of common stock.

Quorum, Abstentions, and Broker Non-Votes

In order to constitute a quorum for conduct of business at the annual meeting, a majority of shares of common stock outstanding on the Record Date must be present in person or represented by proxy at the annual meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

If a quorum exists at the meeting:

•	the nominees for director who receive the plurality of votes cast will be elected to the Board of Directors; and

•	the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005 will be approved if it receives the affirmative vote of majority of the shares of the Company’s common stock voting in person or by proxy on such proposal at the annual meeting.

Abstentions and broker non-votes will have no impact on the election of directors since they have not been cast in favor of or against any nominee, nor will they have any effect on the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005, since approval of these proposals is based solely on the number of votes actually cast.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at 100 California Street, 12th Floor, San Francisco, California 94111, a written notice of revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked, or by attending the meeting and voting in person. Attending the meeting will not, by itself, revoke the proxy.

STOCKHOLDER PROPOSALS FOR 2006 MEETING

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2006 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is February 1, 2006. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so on or before March 16, 2006, in accordance with the Company’s bylaws. Stockholders are also advised to review the Company’s bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

BOARD OF DIRECTORS

Pursuant to the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the Company’s Board of Directors (the “Board”) is divided into three classes—Class I, II and III Directors. The size of the Board is presently set at six members. Each director is elected for a three-year term of office, with one class of directors being elected at each annual meeting of stockholders. Each director holds office until his successor is elected and qualified or until his earlier death, resignation or removal. The nominees for Class II Director, Michael J. Roberts and Samuel T. Spadafora, currently serve as directors of the Company.

Nominees and Continuing Directors

The information below sets forth the current members of the Board, including the nominees for Class II Director:

Name of Director	Age	Class	Position with the Company	Director Since
Stephen R. Wong	45	III	Chairman, President and Chief Executive Officer	1993
Timothy C.K. Chou(1)(2)	49	I	Director	2000
Frank M. Polestra(1)(3)	79	I	Director	1999
Michael J. Roberts(1)(2)(3)	47	II	Lead Independent Director	2000
Samuel T. Spadafora(2)	62	II	Director	2003
Gary Haroian(1)	53	III	Director	2004

(1)	Current member of the Audit Committee.
(2)	Current member of the Compensation Committee.
(3)	Current member of the Nominating and Corporate Governance Committee.

Stephen R. Wong is one of our co-founders and has served as the Chairman of our Board of Directions since July 1993. From July 1993 until October 1999, Mr. Wong served as our Chief Executive Officer and, since June 2000, Mr. Wong has served as our President and Chief Executive Officer. From May 1985 to May 1990, Mr. Wong served as an associate, and subsequently as a partner, of Montgomery Medical Ventures, a venture capital firm, where he specialized in technology transfer and early stage investments. Mr. Wong holds an A.B. degree from Harvard College and an M.B.A. degree from the Harvard Business School.

Timothy C.K. Chou has served as a member of our Board of Directors since July 2000. He has served as President of Oracle On Demand, a division of Oracle Corporation and a leading application service provider, since November 1999. In addition, Mr. Chou serves on the technical advisory board of Webex, Inc., an online conferencing company, and is a lecturer at Stanford University. From October 1996 through October 1999, Mr. Chou served as Chief Operating Officer of Reasoning, Inc., an information technology services firm. From September 1994 through September 1996, Mr. Chou served as Vice President, Server Products, of Oracle Corporation. Mr. Chou holds M.S. and Ph.D. degrees in Electrical Engineering from the University of Illinois Urbana-Champaign.

Gary Haroian has served as a member of our Board of Directors since July 2004. Mr. Haroian is currently a consultant to emerging technology companies. From April 2000 to October 2002, Mr. Haroian served in various positions at Bowstreet, Inc., a provider of software application tools, including its Chief Financial Officer, Chief Operating Officer and Chief Executive Officer. From 1997 to 2000, Mr. Haroian served as Senior Vice President of Finance and Administration and Chief Financial Officer of Concord Communications, Inc., a network management software company. From 1983 to 1996, Mr. Haroian served in various positions at Stratus Computer, a provider of fault-tolerant computers, including as Chief Financial Officer, President and Chief Operating Officer and as Chief Executive Officer. Prior to his career as a corporate executive, Mr. Haroian was a CPA in a major public accounting firm. He is currently a member of the Board of Directors and chairman of the audit committee of each of Network Engines, Inc., a developer and manufacturer of security and storage appliances, Aspen Technology, Inc., a provider of software and implementation services to the process industries, and Lightbridge Inc., an analytics, decisioning and e-commerce company. Mr. Haroian also serves as a member of the board of directors and chairman of the audit committee of SilverBack Technologies, Inc., a privately-held network and security management software company.

Frank M. Polestra has served as a member of our Board of Directors since November 1999. He has been the Managing Director of Ascent Venture Partners, a venture capital firm, since March 1999. From 1980 to February 1999, Mr. Polestra served as President of Pioneer Capital Corp., a venture capital firm. Mr. Polestra holds M.S. and Ph.D. degrees in Physical Chemistry from Yale University and a Ph.D. degree in Chemistry from the University of Naples, Italy. Mr. Polestra is also a director of Network Engines, Inc.

Michael J. Roberts has served as a member of our Board of Directors since March 2000. He was elected Lead Independent Director by the Board in April 2005. He has been Senior Lecturer and Executive Director of Entrepreneurial Studies at the Harvard Business School since June 1997. From 1995 through May 1997, Mr. Roberts served as an independent consultant to new ventures primarily in the health care services, wireless communications, automobile services and restaurant industries. Mr. Roberts is a member of the board of directors of Geode Capital Management, LLC. Mr. Roberts holds an A.B. degree from Harvard College and M.B.A. and Ph.D. degrees from the Harvard Business School.

Samuel T. Spadafora has served as a member of our Board of Directors since May 2003. He has been the Chairman of the board of directors of Chordiant Software, Inc., a provider of customer relationship management software, since November 1999 and Chief Strategy Officer since November 2003. Mr. Spadafora served as Chief Executive Officer and a director of Chordiant from June 1998 to January 2002. From June 1998 until October 2000, he was also Chordiant’s President. From April 1994 to June 1998, Mr. Spadafora served as Vice President of Worldwide Field Operations for the microelectronic business of Sun Microsystems, Inc., a computer systems and networking company. Mr. Spadafora holds a B.A. degree in Marketing from Eastern Michigan University.

BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES

In April 2005, the Company adopted Corporate Governance Guidelines to assist the Board of Directors in exercising its responsibilities. These Corporate Governance Guidelines may be viewed on the Company’s website www.embarcadero.com under the tab entitled “Investors” and “Corporate Governance.”

The Board held five meetings, including one telephone conference meeting, during 2004. The Audit Committee met 22 times during 2004, the Compensation Committee met three times during 2004 and the Nominating Committee met twice during 2004. In 2004, each director attended 75% or more of the total number of meetings of the Board and committees of the Board on which he served that were held during the period that he served.

The Board has determined that the following directors are “independent” under the current rules of the NASDAQ Stock Market: Timothy C.K. Chou, Gary Haroian, Frank M. Polestra, Michael J. Roberts and Samuel T. Spadafora.

Standing committees of the Board include an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee.    Timothy C.K. Chou, Gary Haroian (Chairman), Frank M. Polestra and Michael J. Roberts are the current members of the Company’s Audit Committee. Mr. Haroian was elected Chairman of the Audit Committee, replacing Mr. Roberts, upon joining the Board in July 2004. The Board has determined that each member of the Audit Committee is “independent” under the current rules of the NASDAQ Stock Market and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. Haroian qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The Audit Committee oversees the accounting and financial reporting processes of the Company and audits of its financial statements. The Audit Committee operates under a written charter adopted and amended by the Board, a copy of which is attached to this Proxy Statement as Appendix A.

Compensation Committee.    Timothy C.K. Chou, Michael J. Roberts and Samuel T. Spadafora (Chairman) are the current members of the Company’s Compensation Committee. Mr. Spadafora was elected to the

Compensation Committee in October 2003 to replace Frank M. Polestra. Mr. Spadafora was elected Chairman of the Compensation Committee in January 2004. The Board has determined that each member of the Compensation Committee is “independent” under the current rules of the NASDAQ Stock Market. The Compensation Committee makes recommendations to the Board regarding our stock and compensation plans, approves the compensation of our executive officers and grants stock options. The Compensation Committee operates under a written charter adopted by the Board.

Nominating and Corporate Governance Committee.    Frank M. Polestra and Michael J. Roberts (Chairman) are the current members of the Company’s Nominating and Corporate Governance Committee. The Nominating Committee was established in December 2002 to make recommendations to the Board regarding the nomination of candidates to stand for election to, or be appointed by, the Board. In April 2005, the Board expanded the responsibilities of the then Nominating Committee to evaluate the Board’s performance, develop and recommend to the Board corporate governance guidelines and provide oversight with respect to corporate governance and ethical conduct. At that time, the Committee was re-named the Nominating and Corporate Governance Committee and Mr. Roberts was elected its Chairman. The Board has determined that each member of the Committee is “independent” under the current rules of the NASDAQ Stock Market. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board, a copy of which is attached to this Proxy Statement as Appendix B.

COMMUNICATIONS WITH DIRECTORS

Stockholders who wish to communicate with directors to report complaints or concerns related to accounting, internal accounting controls or auditing may do so using the Audit Committee procedures for the receipt of such communications, which may be viewed at our website www.embarcadero.com under the tab entitled “Investor Relations” and “Corporate Governance.”

Each member of the Board is encouraged to attend each annual meeting of our stockholders. We have scheduled the 2005 annual meeting on the same day as a regular meeting of the Board of Directors to make it convenient for all of the directors to attend.

DIRECTOR COMPENSATION

During 2004, non-employee directors received cash compensation of $4,000 for each meeting of the Board attended in person, $500 for each meeting of a Board committee attended in person and $250 for each Board or Board committee meeting attended by teleconference; provided that each non-employee director’s cash compensation was capped at $25,000 for any fiscal year.

In March 2005, the Board of Directors approved an increase in the cash compensation to be paid to non-employee directors. Effective January 1, 2005, non-employee directors receive cash compensation of $7,500 for each regular quarterly meeting of the Board attended in person, $2,500 for each regular quarterly meeting of the Board attended by teleconference, and $750 for each meeting of a Board committee attended in person or via telephone. In addition, the Audit Committee Chairperson receives a quarterly retainer of $4,000 and the Compensation and Nominating and Corporate Governance Committee Chairpersons each receive a quarterly retainer of $2,500. Directors are also reimbursed for their reasonable out-of-pocket expenses incurred in connection with their attendance at Board and Board committee meetings.

Pursuant to the Company’s 2000 Non-employee Directors Stock Option Plan (the “Directors Plan”), non-employee directors receive non-discretionary, automatic option grants to purchase 25,000 shares of our common stock upon joining the Board and also receive non-discretionary, automatic option grants to purchase 5,000 shares of our common stock on the date of the first regularly scheduled meeting of the Board on or after the first day of each calendar quarter, as long as the non-employee director was then in office for at least three months. The options vest over three years from the date of the grant in equal quarterly installments and are full exercisable on the third anniversary of the option grant. The options have a term of ten years.

In July 2004, upon joining the Board, Mr. Haroian was granted an option to purchase 25,000 shares of our common stock with an exercise price equal to $8.35 per share pursuant to the Directors Plan.

In January 2004, Messrs. Chou, Polestra, Roberts and Spadafora each received an option to purchase 5,000 shares of our common stock with an exercise price equal to $15.65 per share pursuant to the Directors Plan. In April 2004, Messrs. Chou, Polestra, Roberts and Spadafora each received an option to purchase 5,000 shares of our common stock with an exercise price equal to $13.71 per share pursuant to the Directors Plan. In July 2004, Messrs. Chou, Polestra, Roberts and Spadafora each received an option to purchase 5,000 shares of our common stock with an exercise price equal to $8.41 per share pursuant to the Directors Plan. In October 2004, Messrs. Chou, Haroian, Polestra, Roberts and Spadafora each received an option to purchase 5,000 shares of our common stock with an exercise price equal to $8.90 per share pursuant to the Directors Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No interlocking relationship exists, or in the past fiscal year has existed, between any member of our compensation committee and any member of any other company’s board of directors or compensation committee.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to all officers and employees, including its principal executive officer, principal financial officer and controller. This code of ethics is included as Section 2 of the Company’s Code of Conduct, which may be viewed at our website www.embarcadero.com under the tab entitled “Investor Relations” and “Corporate Governance.”

DIRECTOR NOMINATION

Criteria for Board Membership.    In selecting candidates for appointment or re-election to the Board, the Nominating and Corporate Governance Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to ensure that at least a majority of the directors are independent under the rules of the NASDAQ Stock Market. The Nominating and Corporate Governance Committee also seeks to ensure that members of the Company’s Audit Committee meet the financial literacy and sophistication requirements under the rules of the NASDAQ Stock Market and at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business and willingness to devote adequate time to Board duties.

Stockholder Nominees.    The Nominating and Corporate Governance Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nominating and Corporate Governance Committee c/o the Secretary of the Company in the time frame described in the Bylaws of the Company and under the caption “Stockholder Proposals for 2006 Meeting” above and should include the following information:

•	all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

•	the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholders; and

•	appropriate biographical information and a statement as to the qualification of the nominee.

Process for Identifying and Evaluating Nominees.    The Nominating and Corporate Governance Committee believes the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating and Corporate Governance Committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating and Corporate Governance Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm. The Nominating and Corporate Governance Committee will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Nominating and Corporate Governance Committee. Candidates meriting serious consideration will meet in person or by telephone with all members of the Board. Based on this input, the Nominating and Corporate Governance Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that a candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

The Company has never received a proposal from a stockholder to nominate a director. Although the Nominating and Corporate Governance Committee has not adopted a formal policy with respect to stockholder nominees, the committee expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Board Nominees for the 2005 Annual Meeting.    Each of the nominees listed in this Proxy Statement is currently a director. Michael J. Roberts is standing for re-election. The Board appointed Samuel T. Spadafora in May 2003 to fill a vacancy on the Board. Mr. Spadafora was initially identified as a candidate for director by Raj Sabhlok, our Chief Financial Officer, and was recommended to the Board for election by our Nominating Committee following an evaluation by that committee.

PROPOSAL NO. 1

At the annual meeting, the stockholders will vote on the election of two Class II Directors to serve for a three-year term until the annual meeting of stockholders in 2008 and until their successors are elected and qualified. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has unanimously nominated Michael J. Roberts and Samuel T. Spadafora for election to the Board of Directors as Class II Directors. The nominees have indicated that they are willing and able to serve as directors. If Michael J. Roberts or Samuel T. Spadafora becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board. The proxies being solicited will be voted for no more than two nominees at the annual meeting.

Required Vote

Messrs. Roberts and Spadafora will be elected as directors if, of the shares present or represented and entitled to vote, they receive a plurality of the votes cast.

The Board recommends a vote “for” the election of Messrs. Roberts and Spadafora

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of March 31, 2005, for:

•	each person who we know beneficially owns more than 5% of our common stock;

•	each of the Named Executive Officers (as defined below);

•	each of our directors;

•	all of our current executive officers and directors as a group.

Percentage of shares owned is based on 26,349,884 shares of common stock outstanding as of March 31, 2005.

Beneficial ownership is calculated based on requirements of the SEC. All shares of common stock subject to options currently exercisable or exercisable within 60 days after March 31, 2005 are deemed to be outstanding for the purpose of computing the percentage of ownership of the person holding such options, but are not deemed to be outstanding for computing the percentage of ownership of any other person.

Unless otherwise indicated below, each stockholder named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

Unless otherwise indicated below, the address of each stockholder named in the table is Embarcadero Technologies, Inc., 100 California Street, 12th Floor, San Francisco, California 94111.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Options Included in Beneficial Ownership	Percentage of Shares Owned
Stephen R. Wong	5,485,000	1,100,000	19.98%
Times Square Capital Management (1)	1,834,800	—	6.96%
Wentworth, Hauser & Violich, Inc. (2)	1,638,993	—	6.22%
Wellington Management Co. LLP (3)	1,611,150	—	6.11%
Raj P. Sabhlok	546,562	371,562	2.05%
Frank M. Polestra	59,164	49,164	*
Michael J. Roberts	53,956	53,956	*
Timothy C. K. Chou	61,247	61,247	*
Robert Lamvik	65,625	40,625	*
Samuel T. Spadafora	25,414	25,414	*
Gary E. Haroian	7,499	7,499	*
All directors and executive officers as a group (8 persons)	6,304,467	1,709,467	23.06%

*	Less than 1% of our outstanding common stock.

(1)	Times Square Capital Management LLC’s address is Four Times Square, 25th Floor, New York, NY 10036. Beneficial ownership information is based on information reported on Schedule 13G filed with the SEC on February 11, 2005 and represents shares held as of December 31, 2004. Times Square Capital Management, LLC, an investment advisor, has been granted discretionary dispositive power over its clients’ securities and in some cases, has voting power over such securities, which in each case, may be revoked at any time.

(2)	Wentworth Hauser & Violich, Inc.’s address is 353 Sacramento Street, Suite 600, San Francisco, CA 94111. Beneficial ownership information is based on information reported on Schedule 13G filed with the SEC on February 3, 2005 and represents shares held as of December 31, 2004. Wentworth Hauser & Violich, Inc., an investment advisor, has been granted discretionary dispositive power over its clients’ securities and in some cases, has voting power over such securities, which in each case, may be revoked at any time.

(3)	Wellington Management Co. LLP’s address is 75 State Street, Boston, MA 02109. Beneficial ownership information is based on information reported on Schedule 13G/A filed with the SEC on February 14, 2005 and represents shares held as of December 31, 2004. Wellington Management Co. LLP, an investment advisor, has been granted discretionary dispositive power over its clients’ securities and in some cases, has voting power over such securities, which in each case, may be revoked at any time.

EXECUTIVE COMPENSATION

The following table sets forth information regarding the compensation for the years ended December 31, 2004, 2003, and 2002 paid by us to our Chief Executive Officer and to our other executive officers who received salary and bonus compensation in 2004 of more than $100,000. These persons are collectively referred to as the “Named Executive Officers.” The compensation table excludes other compensation in the form of perquisites and other personal benefits that constitutes the lesser of $50,000 or 10% of the total salary and bonus earned by each of the Named Executive Officers in 2004.

Summary Compensation Table

	Annual Compensation						Long Term Compensation Awards
Name and Principal Position	Year	Salary			Bonus		Securities Underlying Options #	Restricted Stock Awards ($)			All Other Compensation
Stephen R. Wong Chairman, President and Chief Executive Officer	2004 2003 2002	$ $ $	60,000 60,000 60,000			— — —	— — —		— — —		— — —

Raj P. Sabhlok Chief Financial Officer and Senior Vice President of Corporate Development	2004 2003 2002	$ $ $	200,000 200,000 200,000		$ $	50,000 50,000 —	50,000 175,000 50,000	$ $	565,450 781,950 —	(1) (2)	— — —

Robert Lamvik Vice President of Sales(3)	2004		$198,637	(4)		$20,000	175,000		$211,475	(5)	$33,250	(6)

(1)	On June 14, 2004, Mr. Sabhlok was granted the right to purchase 50,000 shares of common stock at par value ($.001) per share subject to the terms and conditions of the Company’s standard restricted stock purchase agreement. The award vests over two years. The value is calculated based on the closing price of our common stock on June 14, 2004 ($11.31), times the number of shares less the aggregate purchase price. As of December 31, 2004, Mr. Sabhlok was deemed to hold a total of 100,000 shares of restricted stock, valued in the aggregate at $940,900 based on the closing price of our common stock on December 31, 2004 ($9.41).

(2)	On December 19, 2003, Mr. Sabhlok was granted the right to purchase 50,000 shares of common stock at par value ($.001) per share subject to the terms and conditions of the Company’s standard restricted stock purchase agreement. The award vests over two years in equal annual installments. The value is calculated based on the closing price of our common stock on December 19, 2003 ($15.64), times the number of shares less the aggregate purchase price.

(3)	Mr. Lamvik joined the Company in May 2004.

(4)	Mr. Lamvik’s salary includes $73,637 for commissions earned in 2004.

(5)	On September 30, 2004, Mr. Lamvik was granted the right to purchase 25,000 shares of common stock at par value ($.001) per share subject to the terms and conditions of the Company’s standard restricted stock purchase agreement. The award vests over two years in equal annual installments. The value is calculated based on the closing price of our common stock on September 30, 2004 ($8.46), times the number of shares less the aggregate purchase price. As of December 31, 2004, Mr. Lamvik was deemed to hold 25,000 shares of restricted stock, valued in the aggregate at $235,225, based on the closing price of our common stock on December 31, 2003 ($9.41).

(6)	Pursuant to Mr. Lamvik’s at-will employment agreement, entered into as of May 2004, he receives a $4,000 housing allowance until May 2005 and a $700 per month car allowance.

Stock Options Granted in the Fiscal Year Ended December 31, 2004

The following table sets forth information with respect to stock options granted during the year ended December 31, 2004 to each of the Named Executive Officers. All options were granted under the Company’s 1993 Stock Option Plan or the 2004 Equity Incentive Plan. Upon adoption of the 2004 Equity Incentive Plan in June 2004, the 1993 Stock Option Plan was terminated and no further options or awards can be granted under this Plan. Unless stated otherwise, options granted under the plans vest over a four-year period in sixteen equal quarterly installments. The Board retains discretion to modify the terms, including the price, of outstanding options, except that options granted under the 2004 Equity Incentive Plan may not be repriced, replaced, regranted or modified if the effect would be to reduce the option price.

The percentage of options granted is based on an aggregate of 777,500 options we granted during the fiscal year ended December 31, 2004. All options listed were granted at an exercise price at least equal to the fair market value of our common stock, based on the closing price of our common stock on the NASDAQ National Market on the trading day preceding the grant date in accordance with our 1993 Stock Option Plan and equal to the closing sales price of our common stock on the date of grant in accordance with our 2004 Equity Incentive Plan.

The potential realizable value amounts in the last two columns of the following chart represent hypothetical gains that could be achieved for the respective options if exercised and sold at the end of the option term. The assumed 5% and 10% annual rates of stock price appreciation from the date of grant to the end of the option term are provided in accordance with rules of the SEC and do not represent our estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holder’s continued employment through the vesting period. This table does not take into account any actual appreciation in the price of the common stock from the date of grant to the present.

Name	Individual Grants
	Number of Securities Underlying Options Granted (#)	Percentage of Total Options Granted to Employees in Fiscal Year		Exercise Price Per Share		Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
							5%		10%
Stephen R. Wong	—	—			—	—		—		—

Raj P. Sabhlok	50,000	6.4%			$11.48	06/14/2011		$233,676		$544,564

Robert Lamvik	150,000 25,000	19.3 3.2	% %	$ $	12.50 8.46	05/17/2011 09/30/2011	$ $	763,313 86,102	$ $	1,778,845 200,654

Aggregated Option Exercises in Fiscal Year 2004 and Fiscal Year End Option Values

The following table sets forth information regarding exercised stock options during the year ended December 31, 2004, and unexercised options held as of December 31, 2004, by each of the Named Executive Officers. All options were granted under our 1993 Stock Option Plan or 2004 Equity Incentive Plan.

	Shares Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Stephen R. Wong	—	—	1,100,000	—	$10,076,000	—

Raj P. Sabhlok	—	—	338,437	199,063	$1,670,472	$330,352

Robert Lamvik	—	—	1,562	173,438	$1,484	$22,266

(1)	These values have been calculated on the basis of the closing price of our common stock on December 31, 2004 ($9.41), less the applicable exercise price per share, multiplied by the number of shares underlying such options.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)		(c)
Equity compensation plans approved by security holders	3,917,103	$7.12		1,667,124
Equity compensation plans not approved by security holders	443,817	$13.63	(1)	—	(1)

Total	4,360,920	$6.43		1,667,124

(1)	In June 2003, the Board amended the Company’s 1993 Stock Option Plan to (a) extend the expiration date from November 1, 2003 to the earlier of November 1, 2004 or the approval by the Company’s stockholders of a new plan, (b) give the Company the ability to issue restricted stock under the plan and (c) increase the number of shares authorized for issuance by 1,000,000 shares on each of July 1, 2004, 2005, and 2006, unless the 1993 Stock Option Plan was earlier terminated or superseded by a new plan. These amendments to the 1993 Stock Option Plan were not approved by the stockholders of the Company. In June 2004, the 2004 Equity Incentive Plan was approved by the Company’s stockholders and superseded the 1993 Stock Option Plan. No further grants will be made under the 1993 Stock Option Plan.

The material terms of all of the Company’s plans are described, in accordance with the requirements of Statement of Accounting Standards No. 123, in a footnote to the Company’s financial statements which appears in Note 10 to the Company’s Annual Report on Form 10-K/A filed on April 25, 2005. This information is incorporated herein by reference.

COMPENSATION AND OTHER TRANSACTIONS WITH OFFICERS AND DIRECTORS

For information concerning compensation and severance agreements and other transactions between the Company and certain executive officers and directors, see “Director Compensation,” “Compensation Committee Interlocks and Insider Participation,” “Executive Compensation,” and “Certain Relationships and Related Transactions.”

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a filing.

The Audit Committee, currently comprised of Messrs. Chou, Haroian, Polestra and Roberts, oversees the accounting and financial reporting processes of the Company and audits of its financial statements. Mr. Haroian was elected Chairman of the Audit Committee, replacing Mr. Roberts, upon joining the Board in July 2004. The Audit Committee operates under an Audit Committee Charter that was adopted by the Board of Directors in April 2003 and amended in April 2005. The Audit Committee’s responsibilities are more fully described in the Audit Committee Charter which is attached as Appendix A to this proxy statement. All members of the Audit Committee currently meet the independence requirements under the rules of the NASDAQ Stock Market. The Audit Committee met 22 times in fiscal 2004.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004. This review included a discussion of the quality and the acceptability of the Company’s financial and disclosure reporting and controls, including the nature and extent of disclosures in the financial statements.

The Audit Committee also reviewed with the Company’s independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Statement No. 1. The Audit Committee discussed with the independent registered public accounting firm their independence from management and the Company, including the matters in their written disclosures required by the Independence Standards Board Statement No. 1.

In January 2005, the Audit Committee completed an internal investigation focused on the Company’s revenue recognition practices related to transactions with certain distributors and resellers, principally those of the Company’s U.K. subsidiary, Embarcadero Europe Ltd. The Committee was assisted in the investigation by independent outside legal counsel and accounting experts. As a result of the investigation, it was determined that the unaudited condensed consolidated financial statements for each of the three month periods ended March 31, 2004 and June 30, 2004 required restatement. In addition, the Audit Committee recommended steps to strengthen the Company’s internal controls, which management has implemented. For a more complete discussion of this investigation, see our Annual Report on Form 10-K/A for the year ended December 31, 2004 filed on April 25, 2005.

During 2004, management completed the documentation, testing and evaluation of the Company’s system of internal controls over financial reporting in response to the requirements set forth in Section 404 of the

Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept fully apprised of the process and provided oversight and advice to management throughout the process. In connection with its oversight, the Committee received periodic updates from management and the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, at its meetings. At the conclusion of the process, management provided the Committee with, and the Committee reviewed, a report on the effectiveness of the Company’s internal controls over financial reporting. The Committee also reviewed the report of management contained in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2004 filed with the SEC on April 25, 2005, as well as PricewaterhouseCoopers’ Report of Independent Registered Public Accounting Firm included in the Form 10-K/A.

In addition to matters discussed above, the Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope, plans and estimated costs of their audit. The Committee met with the independent registered public accounting firm periodically, with and without management present, to discuss the results of the independent registered public accounting firm’s examinations, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee also discussed the independent registered public accounting firm’s reviews of the quarterly financial statements, drafts of the quarterly and annual reports, and drafts of the respective press releases disclosing the financial highlights of the Company.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

AUDIT COMMITTEE

Timothy C.K. Chou

Gary Haroian

Frank M. Polestra

Michael J. Roberts

PRINCIPAL REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

The following table shows the fees paid or accrued by the Company for the audit and other services provided by PricewaterhouseCoopers LLP for fiscal 2004 and 2003.

	2004	2003
Audit Fees(1)	$1,583,000	$266,000
Audit-Related Fees(2)	6,000	26,000
Tax Fees(3)	121,000	112,000

Total	$1,710,000	$404,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statement and audit services provided in connection with other statutory or regulatory filings. Audit fees for fiscal year 2004 also included the audit of management’s report on the effectiveness of the Company’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Audit-related fees consist of assurance and related services that traditionally are performed by the independent accountant and generally are overseen by licensed accountants, such as accounting consultations, employee benefit plan audits, services related to business acquisitions and divestitures and other attestation services.

(3)	For fiscal 2004 and 2003, respectively, tax fees principally included tax compliance fees.

Pursuant to the Company’s Audit Committee Pre-Approval Policy, the Audit Committee pre-approves audit and non-audit services not prohibited by law to be performed by the Company’s independent registered public accounting firm and associated fees. All of the above audit-related services, tax services and other services were approved by the Audit Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following Compensation Committee Report on Executive Compensation shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a filing.

The Company’s executive compensation program has been administered by the Compensation Committee of the Board since May 31, 2000. The current members of the Compensation Committee are Timothy C.K. Chou, Michael J. Roberts and Samuel T. Spadafora, each of whom is an independent director under the current rules of the NASDAQ Stock Market, a non-employee director within the meaning of Section 16 of the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. Mr. Spadafora was elected to the Compensation Committee in October 2003 to replace Frank M. Polestra. Mr. Spadafora was elected Chairman of the Compensation Committee in January 2004.

General Compensation Philosophy

The role of the Compensation Committee is to review and administer all compensation arrangements for executive officers and direct reports to the Chief Executive Officer and to be responsible for administering the Company’s benefit plans. The Company’s compensation policy for officers is to provide market-based compensation to executives and senior managers, with an emphasis on performance-based cash and equity incentives tied to specific targeted business goals or milestones. Recognizing the competitive environment the Company confronts in recruiting executives and senior managers, and in particular the high cost of living in the San Francisco Bay Area, the Company may use hiring bonuses and relocation assistance, as well as performance-based cash and equity incentives as components of executive compensation.

Executive Compensation

The three major components of the Company’s executive officer compensation are (i) base salary, (ii) cash bonus and (iii) stock awards.

Base Salary.    Salaries for executive officers for 2004 were generally determined on an individual basis by the Compensation Committee and were set at levels competitive with comparable software businesses and, in the cases of Raj P. Sabhlok and Robert Lamvik, consistent with the employment offer letters between the Company and each of them. For 2005, the Compensation Committee will review the base salaries of the executive officers by evaluating each executive’s scope of responsibility and performance, as well as the salaries for similar positions at comparable companies.

Cash Bonus.    Executive officers are eligible to receive annual cash performance bonuses that vary based on the specific individual and position. Bonuses are awarded based on individual achievement of goals and based on the Company achieving specific milestones. Mr. Sabhlok received a bonus of $50,000, and Mr. Lamvik received a bonus of $20,000 in 2004.

Stock Awards.    Executive officers are eligible to receive periodic performance-based equity compensation in the form of stock options and, as of November 1, 2003, restricted stock awards. The Compensation Committee believes that equity-based compensation in the form of stock options and restricted stock awards links the interests of executives with the long-term interests of the Company’s stockholders and encourages executives to remain employed by the Company. Pursuant to the 1993 Stock Option Plan and the 2004 Equity Incentive Plan, the Company has issued stock options to executives since 1993 and restricted stock awards to executives beginning in December 2003.

In 2004, the Compensation Committee made stock option grants and restricted stock awards to the Company’s executive officers other than Mr. Wong, who requested not to receive any awards. These grants were based on a number of factors, including the amount and term of options already held by the officer, the officer’s contributions to the achievement of the Company’s financial and strategic objectives, and industry practices and norms.

Chief Executive Officer Compensation

Stephen R. Wong’s base salary for 2004 was $60,000. Mr. Wong’s compensation was considerably less than the competitive level of compensation paid to a chief executive officer with similar responsibilities in our industry. Due to his substantial ownership interest in the Company, Mr. Wong requested not to receive additional compensation in 2004. The Compensation Committee continues to review market data for chief executive officers’ salary levels of comparable software businesses, and may, if appropriate in the future, set Mr. Wong’s compensation to a market competitive level.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Code limits the tax deduction to $1.0 million for compensation paid to certain executives of public companies. However, performance-based compensation that has been approved by stockholders is not subject to the $1.0 million limit under Section 162(m) if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals, and the Board committee that establishes such goals consists only of “outside directors.” All members of the Compensation Committee qualify as outside directors. Additionally, stock options will qualify for the performance-based exception where, among other requirements, the exercise price of the option is not less than the fair market value of the stock on the date of grant, and the plan includes a per-executive limitation on the number of shares for which options may be granted during a specified period.

COMPENSATION COMMITTEE

Timothy C.K. Chou

Michael J. Roberts

Samuel T. Spadafora

COMPANY STOCK PRICE PERFORMANCE

The following graph shows the total stockholder return of an investment of $100.00 in cash on April 20, 2000, the date the Company’s common stock began to trade on the NASDAQ National Market, through December 31, 2004, the last date of trading of fiscal 2004 for (i) the Company’s common stock, (ii) the NASDAQ Stock Market (U.S.) Index, and (iii) RDG Software Composite. All values assume reinvestment of the full amount of all dividends.

COMPARISON OF 56 MONTH CUMULATIVE TOTAL RETURN*

AMONG EMBARCADERO TECHNOLOGIES, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE RDG SOFTWARE COMPOSITE INDEX

	Cumulative Total Return
	4/20/00	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
EMBARCADERO TECHNOLOGIES, INC.	100.00	281.25	151.25	37.31	99.69	58.81
NASDAQ STOCK MARKET (U.S.)	100.00	53.68	42.58	29.44	44.01	47.90
RDG SOFTWARE COMPOSITE	100.00	59.51	53.22	36.49	46.24	51.17

The foregoing graph is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2004, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any current director, executive officer or holder of more than 5% of the Company’s common stock had or will have a direct or indirect interest other than the transactions described below.

Employment Agreements and Other Compensation Arrangements

In January 2000, we entered into a letter agreement with Raj P. Sabhlok, our Chief Financial Officer and Senior Vice President of Corporate Development. Pursuant to the agreement, Mr. Sabhlok is entitled to six months severance pay and benefits if we terminate his employment without cause.

In May 2004, we entered into an at-will employment agreement with Robert Lamvik, our Vice President of Sales. Pursuant to the agreement, Mr. Lamvik is entitled to a base salary of $200,000 and is eligible to receive a bonus of up to $125,000. He also receives a car allowance of $700 per month and will receive a housing allowance of $4,000 per month until May 2005.

Stock Awards

We have granted stock options and restricted stock awards to our directors and executive officers, and we intend to grant additional options and/or awards to our directors and executive officers in the future.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. Such agreements may require us, among other things, to indemnify our officers and directors, other than for liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Exchange Act requires the Company’s directors, officers and persons who own more than 10% of the Company’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements were met during the Company’s most recent fiscal year.

PROPOSAL NO. 2

Ratification of Appointment of Independent Registered Public Accounting Firm

The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. Appointment of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification. However, the Board is submitting this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain PricewaterhouseCoopers LLP, and may retain that firm or another without re-submitting the matter to the Company’s stockholders. Even if the stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

Required Vote

The affirmative vote of the holders of a majority of the shares of the Company’s common stock voting in person or by proxy on this proposal at the annual meeting is required to ratify the appointment of the independent auditors.

The Board recommends a vote “for” the ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm

ADDITIONAL INFORMATION

The Company’s Annual Report for the fiscal year ended December 31, 2004 is being mailed with this Proxy Statement to stockholders of the Company.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

The Securities and Exchange Commission has approved a rule governing the delivery of annual disclosure documents. This rule allows the Company to send a single set of its Annual Report and this Proxy Statement to any household at which two or more stockholders of the Company reside, if it believes that the stockholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of “householding” proxy statements and annual reports. This rule benefits both the Company and its stockholders as it reduces the volume of duplicate information received at a stockholder’s house and helps reduce the Company’s expenses. Each stockholder, however, will continue to receive individual proxy cards or voting instruction forms.

Stockholders that have previously received a single set of disclosure documents may request their own copy this year or in future years by contacting their bank, broker or other nominee record holder. The Company will also deliver a separate copy of the Annual Report and the Proxy Statement to any stockholder upon written request to Embarcadero Technologies, Inc., 100 California Street, 12th Floor, San Francisco, California 94111, Attention: Investor Relations, or upon oral request by calling (415) 834-3131.

OTHER BUSINESS

The Board does not presently intend to bring any other business before the meeting, and, so far as is known to the Board, no matters are to be brought before the meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors

Stephen C. Ferruolo

Secretary

San Francisco, CA

June 1, 2005

Appendix A

AUDIT COMMITTEE CHARTER

Adopted by the Board of Directors of

Embarcadero Technologies, Inc.

[Adopted April 17, 2003; as amended April 15, 2005]

Purpose

The purpose of the Audit Committee (the “Committee”) of the board of directors (the “Board”) of Embarcadero Technologies, Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The Committee is not responsible, however, for planning or conducting audits, or determining whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.

Composition

The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall be “independent”, as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Rules and Regulations (the “Regulations”) of the Securities and Exchange Commission (the “Commission”) under the Exchange Act, and shall meet the independence and financial literacy requirements of Nasdaq. At least one member of the Committee shall be an “audit committee financial expert”, as that term is defined in the Regulations, and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Responsibilities

The Committee is charged by the Board with the responsibility to:

1. Appoint and provide for the compensation of a “registered public accounting firm” (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company’s independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders.

2. Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor’s independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, oversee the independence of the independent auditor and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

3. Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

4. Instruct the independent auditor and the internal auditor, if any, to advise the Committee if there are any subjects that require special attention.

5. Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the auditors, and other material written communication between the auditors and management.

6. Meet with management and the independent auditor to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal financial controls; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the Commission; and the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the Commission or in any public disclosure or release.

7. Review the management letter delivered by the independent auditor in connection with the audit.

8. Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company’s annual report.

9. Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the chairman of the Committee or a member of the Committee who is a financial expert.

10. Meet at least once each year in separate executive sessions with management, the internal auditor, if any, and the independent auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

11. Review significant changes to the Company’s accounting principles and practices proposed by the independent auditor, the internal auditor, if any, or management.

12. Review the scope and results of internal audits, if any.

13. Evaluate the performance of the internal auditor, if any, and, if so determined by the Committee, recommend replacement of the internal auditor.

14. Conduct or authorize such inquiries into matters within the Committee’s scope of responsibility as the Committee deems appropriate.

15. Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

16. At least annually, review and reassess this Charter and, if appropriate, recommend changes to the Board.

17. Prepare the Committee report required by the Regulations to be included in the Company’s annual proxy statement.

18. Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

19. Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act and the Regulations, all professional services, to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

20. Review and approve all related party transactions.

21. Approve the waiver of any provision of the Company’s Code of Ethics involving a director or officer of the Company.

22. Investigate any matters brought to the Committee’s attention regarding fraud or fraudulent activities.

Authority

By adopting this Charter, the Board delegates to the Committee full authority in its sole discretion to:

1. Perform each of the responsibilities of the Committee described above.

2. Appoint a chair of the Committee, unless a chair is designated by the Board.

3. Engage independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities.

4. Cause the officers of the corporation to provide such funding as the Committee shall determine to be appropriate for payment of compensation to the Company’s independent auditor and any legal counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

Appendix B

NOMINATING & CORPORATE GOVERNANCE COMMITTEE CHARTER

Adopted by the Board of Directors

of Embarcadero Technologies, Inc. on April 15, 2005

Purpose

The purpose of the Nominating & Corporate Governance Committee (the “Committee”) of the board of directors (the “Board”) of Embarcadero Technologies, Inc. (the “Company”) is to identify individuals qualified to serve as members of the Board and recommend to the Board for its selection nominees for election as directors of the Company, evaluate the Board’s performance, develop and recommend to the Board corporate governance guidelines and provide oversight with respect to corporate governance and ethical conduct.

Composition

The Committee shall be composed of two or more directors, one of whom shall be designated Chair, as determined by the Board, each of whom shall satisfy the requirements of Nasdaq.

Responsibilities

The Committee is charged by the Board with the responsibility to:

1. Identify and evaluate individuals qualified to serve as members of the Board, recommend to the Board for its selection nominees for election as directors of the Company at the next annual or special meeting of stockholders at which directors are to be elected, and evaluate and recommend to the Board individuals to fill any vacancies or newly created directorships that may occur between such meetings.

2. Report to the Board on any significant matters arising from the Committee’s work.

3. Cause to be prepared and recommend to the Board the adoption of corporate governance guidelines, and from time to time review and assess the guidelines and recommend changes for approval by the Board.

4. Periodically review and reassess the Company’s code of ethics and code of conduct and recommend changes for approval by the Board.

5. Recommend to the Board as appropriate and oversee the conduct of any internal investigations of the conduct of senior executives of the Company other than an investigation commenced by the Audit Committee within the scope of the Audit Committee’s responsibilities.

6. Oversee an annual evaluation of the performance of the Board, including individual members of the Board, and discuss the evaluation with the full Board.

7. Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

8. Periodically review and reassess this Charter and, if appropriate, recommend changes to the Board.

9. Make recommendations to the Board regarding issues of management succession.

10. Perform such other duties and responsibilities as may be assigned to the Committee by the Board.

B-1

Authority

By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1. Perform each of the responsibilities of the Committee described above.

2. Delegate such of its authority and responsibilities as the Committee deems proper and consistent with legal requirements to members of the Committee.

3. Appoint a chair of the Committee, unless a chair is designated by the Board.

4. Engage and terminate search firms, independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities, and approve reasonable fees and other terms of retention of any such search firms, independent counsel and other advisers.

5. Cause the officers of the Company to provide such funding as the Committee shall determine to be appropriate for payment of reasonable compensation to any search firm or other advisers engaged by the Committee.

B-2

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS OF

EMBARCADERO TECHNOLOGIES, INC.

July 14, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

EMBARCADERO TECHNOLOGIES, INC.

The undersigned hereby appoints Stephen R. Wong and Raj P. Sabhlok, or either of them, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of EMBARCADERO TECHNOLOGIES, INC. (the “Company”) to be held at 2:00 p.m. local time on Thursday, July 14, 2005, at the Company’s offices located at 100 California Street, 12th floor, San Francisco, California, 94111-4517 and at any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND FOR ALL OTHER PROPOSALS. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

Address Change/Comments (Mark the corresponding box on the reverse side)

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THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF NOMINEES AND FOR PROPOSALS 2	Mark Here for Address Change or comments	☐
SEE REVERSE SIDE

1. Electionof Class II directors.	FOR the nominees listed	WITHHOLD AUTHORITY to vote for the nominees listed		FOR	AGAINST	ABSTAIN

Nominees: 01 Michael J. Roberts 02 Samuel T. Spadafora	☐	☐	2. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005.	☐	☐	☐

Withheld for the nominee you list below: (Write that nominee’s name in the space provided below.) ____________________________________________			3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
			Please check the following box if you plan to attend the meeting:			☐

Dated: _____________________________________________, 2005

_____________________________________________
Signature (print title, if applicable)

_____________________________________________
Signature (print title, if applicable)

Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

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